Principal Funds, Inc.
Supplement dated March 12, 2021
to the Statement of Additional Information dated March 1, 2021

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Board Member and Officer Compensation section, delete the first sentence of the first paragraph and replace with the following:

The Fund Complex does not pay any remuneration to its officers or to any Board Members listed above as Interested Board Members.

PORTFOLIO MANAGER DISCLOSURE
In the Advisor: Principal Global Investors, LLC (Columbus Circle Portfolio Managers) section, replace the heading for the Compensation section with the following:

Compensation (effective 1/1/2021)

In the Advisor: Principal Global Investors, LLC (Finisterre Portfolio Managers) section, replace the heading for the Compensation section with the following:

Compensation (effective 1/1/2021)